Acquisitions (Tables)	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
Allocation of Purchase Price	The table below summarizes the preliminary purchase price and estimated fair values of assets acquired and liabilities assumed as of July 21, 2021. Certain information necessary to complete the purchase price allocation is not yet available, including, but not limited to, final appraisals of assets acquired and liabilities assumed. The Company expects to complete the purchase price allocation once it has received all necessary information, at which time the value of the assets acquired and liabilities assumed will be revised, if necessary.

Preliminary Purchase Price Allocation

(Thousands)
Consideration:
Equity	$1,925,405
Cash	1,000,000
Total consideration	$2,925,405

Fair value of assets acquired:
Cash and cash equivalents	$43,199
Accounts receivable, net	159,539
Property, plant and equipment	3,143,767
Other assets	6,309
Amount attributable to assets acquired	$3,352,814

Fair value of liabilities assumed:
Accounts payable	$131,214
Derivative instruments, at fair value	169,744
Other current liabilities	7,851
Other liabilities and credits	118,600
Amount attributable to liabilities assumed	$427,409
The following table summarizes the purchase price and the fair values of assets acquired and liabilities assumed as of November 30, 2020. The Company completed the purchase price allocation during the fourth quarter of 2021, at which time the value of the assets acquired and liabilities assumed were revised. The purchase accounting adjustments recorded in 2021 were not material.

Purchase Price Allocation

(Thousands)
Consideration:
Cash (a)	$701,985
Settlement of pre-existing relationships	6,645
Total consideration	$708,630

Fair value of assets acquired:
Prepaid expenses and other	$10,583
Net property, plant and equipment	725,319
Other assets	97,247
Amount attributable to assets acquired	$833,149

Fair value of liabilities assumed:
Accounts payable	$3,347
Other current liabilities	18,410
Deferred income taxes	951
Other liabilities and credits (b)	101,811
Amount attributable to liabilities assumed	$124,519

(a)The difference between cash consideration and the aggregate purchase price of $735 million represents the results of operating activities between the effective date of July 1, 2020 and the closing date of November 30, 2020 as well as amounts related to customary post-closing matters.
(b)Other liabilities and credits included liabilities due to minimum volume commitment (MVC) contracts as well as liabilities for asset retirement obligations and environmental obligations.

Post-Acquisition Operating Results	The Alta Target Entities contributed the following to the Company's consolidated results.

July 21, 2021 through December 31, 2021

(Thousands)
Sales of natural gas, NGLs and oil	$725,807
Loss on derivatives not designated as hedges	(168,017)
Net marketing services and other	7,284
Total operating revenues	$565,074

Net income	$233,254

Unaudited Pro Forma Information	The following unaudited pro forma information is provided for informational purposes only and does not represent what consolidated results of operations would have been had the Alta Acquisition occurred on January 1, 2020 nor are they necessarily indicative of future consolidated results of operations.

	Years Ended December 31,
	2021	2020

	(Thousands, except per share amounts)
Pro forma sales of natural gas, NGLs and oil	$7,248,870	$3,092,762
Pro forma (loss) gain on derivatives not designated as hedges	(3,902,076)	501,910
Pro forma net marketing services and other	40,491	17,737
Pro forma total operating revenues	$3,387,285	$3,612,409

Pro forma net loss	$(1,132,181)	$(957,377)
Pro forma net income (loss) attributable to noncontrolling interest	1,246	(10)
Pro forma net loss attributable to EQT Corporation	$(1,133,427)	$(957,367)

Pro forma loss per share (basic)	$(3.51)	$(3.67)
Pro forma loss per share (diluted)	$(3.51)	$(3.67)